                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
            OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

            / /         Preliminary Proxy Statement
            / /         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2))
            /X/         Definitive Proxy Statement
            / /         Definitive Additional Materials
            / /         Soliciting Material Pursuant to Rule 14(a)-12

                                BIOSYNTECH, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

            Payment of filing fee (check the appropriate box):

            /X/       No fee required.

            / /       Fee computed on table below per Exchange Act Rules
                      14a-6(i)(1) and 0-11.

            (1)       Title of each  class of  securities  to which  transaction applies:

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            (2)       Aggregate  number  of  securities  to  which   transaction
                      applies:

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            (3)       Per unit price or other  underlying  value of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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            (5)       Total fee paid:

            / /       Fee paid previously with preliminary materials.

            / /       Check box if any part of the fee is offset as  provided by
Exchange Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)       Amount Previously Paid:

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            (4)       Date Filed:

                                      -2-

                                BIOSYNTECH, INC.
                          475 BOULEVARD ARMAND-FRAPPIER
                          LAVAL, QUEBEC, CANADA H7V 4B3
                                 --------------

                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 12, 2001
                                 --------------

To the Holders of Common Stock of BioSyntech, Inc. and
       Holders of Exchangeable Preferred Stock of Bio Syntech Canada, Inc.:

            We invite you to attend our annual meeting of  stockholders  on July
12,  2001,  at 2:00 p.m.  eastern  standard  time,  at the  Hilton  Laval  ,2225
Autoroute des Laurentides,  Laval,  Quebec  (Tel:1-800-363-7940).  At the annual meeting,  you will hear an update on our operations,  have a chance to meet some of our directors and executives and act on the following matters:

            1.    To elect two Class I directors  to our board of  directors  to serve for a three-year term;

            2.    To approve an amendment to our employee stock option incentive plan to  increase  the total  number  of shares of our  common stock  available  for  issuance  under such  option  plan from
                  2,500,000 shares to 3,900,000 shares;

            3.    To  ratify  the  appointment  of  Ernst  &  Young  LLP  as our independent  auditors  for the fiscal  year  ending  March 31,
                  2002; and

            4.    To consider  and act upon such other  business as may properly come before the annual meeting and any adjournment thereof.

            This booklet  includes this formal notice of the annual  meeting and the proxy  statement.  The proxy  statement  tells you more about the agenda and procedures for the annual meeting.  It also describes how our board of directors operates and gives personal information about our director nominees.

            Stockholders  of record at the close of  business  on June 19,  2001 will be entitled to vote at the annual meeting.  In addition,  holders of record of shares of exchangeable  preferred stock of Bio Syntech Canada, Inc. as of the close of business  on June 19, 2001 have voting  rights in that number of shares of our common stock equal in number to the number of shares of such exchangeable preferred stock held. Even if you only own a few shares,  we want your shares to be represented at the annual meeting.  I urge you to complete,  sign,  date, and return your proxy card, if you hold shares of our common  stock,  or your voting instruction card, if you hold shares of exchangeable  preferred stock,  promptly in the enclosed envelope.

            We have  also  provided  you with the  exact  place  and time of the annual meeting if you wish to attend in person.

                                          Dr. Amine Selmani
                                          President and Chief Executive Officer
June 20, 2001
Laval, Quebec

                                BIOSYNTECH, INC.
                          475 BOULEVARD ARMAND-FRAPPIER
                          LAVAL, QUEBEC, CANADA H7V 4B3
                                 (450) 686-2437

                                 PROXY STATEMENT
                        --------------------------------

                               GENERAL INFORMATION

            This  proxy  statement  contains  information  related to the annual meeting of  stockholders  of BioSyntech,  Inc. to be held on Thursday,  July 12,
2001, at 2:00 p.m.  eastern  standard time, at the Hilton Laval,  2225 Autoroute des  Laurentides,  Laval,  Quebec,  and  any  adjournment  thereof.  This  proxy statement  was first  mailed to our  stockholders  and  holders of  exchangeable preferred stock on approximately June 22, 2001.

                            ABOUT THE ANNUAL MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

            At the  annual  meeting,  stockholders  will  hear an  update on our operations,  have a chance to meet some of our directors and executives and will act on the following matters:

            1)   To elect two Class I  directors  to our board of  directors  to serve for a three-year term;

            2)   To approve an amendment to our employee stock option  incentive plan to increase the total number of shares of our common stock available  for issuance  under such option plan from  2,500,000 shares to 3,900,000 shares;

            3)   To  ratify  the  appointment  of  Ernst  &  Young  LLP  as  our independent auditors for the fiscal year ending March 31, 2002;
                 and

            4)   To consider  and act upon such other  business as may  properly come before the annual meeting and any adjournment thereof.

WHO MAY VOTE

            Stockholders of BioSyntech,  Inc., as recorded in our stock register on June 19,  2001,  may vote at the  annual  meeting.  As of that  date,  we had
29,182,250 shares of common stock outstanding.  We have only one class of voting shares. All shares in this class have equal voting rights of one vote per share.
Holders  of  record of shares of  exchangeable  preferred  stock of Bio  Syntech
Canada Inc. as of June 19, 2001,  have voting  rights in the number of shares of our  common  stock  held  in  trust  equal  to the  number  of  shares  of  such exchangeable  preferred stock held by them. References to "stockholders" in this proxy  statement  include holders of exchangeable  preferred  stock,  unless the context otherwise  requires.  References to "proxy card" in this proxy statement should be  interchanged  with  "voting  instruction  card" if you hold shares of exchangeable preferred stock, unless the context otherwise does not require.

HOW TO VOTE

            You may  vote in  person  at the  annual  meeting  or by  proxy.  We recommend that you vote by proxy even if you plan to attend the annual  meeting.
You can always change your vote at the annual meeting.

            Our board of directors  is asking for your proxy.  Giving your proxy means that you authorize  us, or the trustee if you hold shares of  exchangeable preferred  stock,  to vote your  shares at the annual  meeting in the manner you direct.  You may vote for all, some, or none of our director  nominees.  You may also vote for or against the other proposals or abstain from voting.

            If you sign and return the  enclosed  proxy card but do not  specify how to vote, we will vote your shares in favor of all our director nominees, the approval of the  increase of shares  reserved  for  issuance  under our employee stock option  incentive plan and the  ratification of the appointment of Ernst &
Young LLP as our independent auditors.

            You may receive  more than one proxy card  depending on how you hold your shares. If you hold shares through someone else, such as a broker,  you may get  materials  from it  asking  how you want to vote.  The  latest  proxy  card received from you will determine how your shares will be voted.

REVOKING A PROXY

            The  execution  of a proxy or  sending  voting  instructions  to the trustee,  as the case may be,  will in no way  affect  your  right to attend the annual meeting and to vote in person.  Any proxy or voting  instructions  to the trustee  executed and returned by you may be revoked at any time  thereafter  if written  notice of  revocation  is given to our  Secretary to the address  given above prior to the vote to be taken at the annual meeting,  or by execution of a subsequent  proxy or giving voting  instruction to the trustee that is presented to the annual  meeting or if you attend the annual  meeting  and vote by ballot, except as to any  matter  or  matters  upon  which a vote  shall  have been cast pursuant to the authority  conferred by such proxy or voting  instruction to the trustee prior to such revocation.

QUORUM

            The  holders of a majority of the  outstanding  shares of our common stock,  whether  present in person or  represented by proxy,  will  constitute a quorum for each of the matters  identified  in the notice of this year's  annual meeting,  as well as for any  other  matters  that may come  before  the  annual meeting.

VOTES NEEDED

            Broker "non-votes" and the shares as to which a stockholder abstains from voting are included for purposes of determining  whether a quorum of shares is present at a  meeting.  A broker  "non-vote"  occurs  when a nominee  holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have  discretionary  voting power with respect to that item and has not received  instructions  from the beneficial  owner.  Brokers that do not receive  instructions from the stockholders are entitled to vote on the election of  directors,  the  approval of the  amendment  to our  employee  stock  option incentive plan and the ratification of the auditors.

            A plurality  of the votes cast is required  for the  election of our
Class I  directors.  In  tabulating  the  vote  on the  election  of  directors, abstentions and broker  "non-votes"  will be disregarded and will have no effect on the outcome of such vote.

            The affirmative  vote of a majority of the votes cast is required to approve the adoption of the  amendment to our  employee  stock option  incentive plan and the  proposal  to  ratify  the  appointment  of Ernst & Young  LLP.  In tabulating  the votes on the  proposals to approve the adoption of the amendment to our employee stock option  incentive plan and ratify the appointment of Ernst
& Young LLP, abstentions and broker non-votes are not considered shares entitled to vote on the applicable  proposals and are not included in determining whether the adoption of the amendment to our employee  stock option  incentive  plan and the proposal to ratify the appointment of Ernst & Young LLP are approved.

ATTENDING IN PERSON

            Only  our   stockholders   and  their  proxy  holders,   holders  of
exchangeable  preferred  stock and their  trustee,  and our  invited  guests may attend the annual  meeting.  If you wish to attend the annual  meeting in person but you hold your shares through someone else, such as a broker,  you must bring proof  of  your  ownership  and an  identification  with a photo  to the  annual meeting.  For  example,  you could bring an account  statement  showing that you owned our shares as of June 19, 2001 as acceptable proof of ownership.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The  following  table  contains  information  as of  June  19,  2001 regarding the beneficial  ownership of shares of our common stock by our current directors and executive  officers as defined in Item 402(a)(2) of Regulation S-B and those persons or entities who, to our knowledge,  beneficially own more than
5% of our common stock.  For the purposes of calculating  beneficial  ownership, the  shares of common  stock  beneficially  owned by Messrs.  Denis N.  Beaudry,
Pierre Alary,  Jean-Yves  Bourgeois,  and Pierre Ranger  represent shares of our common stock  issuable  upon the exercise of stock  options  exercisable  within sixty days after June 19, 2001. The address of all of our officers and directors and owners of more than 5% of our common stock is 475 Boulevard Armand-Frappier,
Laval, Quebec, Canada H7V 4B3, unless otherwise specified.

                                          Shares of Common       Percentage of Common
     Name and Address of                 Stock Beneficially       Stock Beneficially
      Beneficial Owner                        Owned                    Owned
-------------------------                ------------------      --------------------

9083-1496 Quebec Inc.                       7,640,000                  26.2%

Amine Selmani                               9,087,500                  30.5%

Denis N. Beaudry                               50,000                   *
3744 Jean Brillant, Suite 6332,
Montreal, Quebec, Canada
H3T 1P1

Pierre Alary                                   50,000                   *
1101 Parent Street, Saint-Bruno,
Quebec, Canada J3V 6E6

Jean-Yves Bourgeois                            50,000                   *
1010 Sherbrouke West,
Suite 1100, Montreal, Quebec, Canada
H3A 2R7

                                          Shares of Common       Percentage of Common
     Name and Address of                 Stock Beneficially       Stock Beneficially
      Beneficial Owner                        Owned                    Owned
-------------------------                ------------------      --------------------

Pierre Ranger                                 150,000                   *
2655 boul. Daniel Johnson,
Laval, Quebec, Canada H7P 5Y2

Marie-Claire Pilon                                  0                  --
2-111 Mackay Street, Ottawa,
Ontario, Canada K1M 2B4

All Officers and Directors                  9,412,500                  31.9%
as a group (8 persons)

            The  percentages  shown  with  an `*'  mean  that  the  director  or executive  officer owns less than 1.0% of the  outstanding  shares of our common stock.  The  information  shown above also includes  rights to acquire shares of common stock through the exchange of exchangeable preferred stock.

            Dr. Selmani owns all of the outstanding  shares of 9083-1496  Quebec
Inc. and has shared voting and  dispositive  power with respect to the 7,640,000 shares of  exchangeable  preferred  stock owned by  9083-1496  Quebec  Inc.  Dr.
Selmani  also may be deemed the  beneficial  owner of  312,500  shares of common stock that would be held by him upon exchange of 312,500 shares of  exchangeable preferred stock issuable upon exercise of options.  Monique Jarry, spouse of Dr.
Selmani,  holds 1,085,000  shares of  exchangeable  preferred  stock,  including
200,000 shares issuable upon the exercise of options, which are also included in the beneficial ownership of Dr. Selmani reported above.

            Denis N. Beaudry is the  representative  of  Polyvalor,  Inc. on our board of  directors.  The shares  reflected  in the table  above do not  include
1,072,000  shares  of  exchangeable   preferred  stock   beneficially  owned  by
Polyvalor,  which are  exchangeable  on a  one-for-one  basis for  shares of our common stock, as to which Mr. Beaudry disclaims beneficial ownership. Please see
"Certain  Relationships  and  Related  Transactions"  for a  description  of the agreements  under which Polyvalor is entitled to designate a member to our board of directors.

            The  information  for all Officers and Directors as a group includes the  share  ownership  information  of the  officers  who are  not  specifically identified in the table.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

            Our amended and restated  certificate of incorporation  provides for the  classification  of our board of directors into three  classes.  The current term of the Class I directors will expire at this year's annual meeting and when their  successors are duly elected and qualified.  Of the nominees for election,
Mr.  Pierre Alary is currently a Class I director.  Management  has no reason to believe that any of its two  nominees  will be unable or unwilling to serve as a director, if elected.  Should any nominee not be a candidate at the time of this year's  annual  meeting (a  situation  which we do not  anticipate  to  happen), proxies may be voted in favor of the  remaining  nominees  and may be also voted for a substitute nominee selected by our board of directors.

            Unless authority is specifically withheld, proxies will be voted for the election of the nominees  named below,  to serve as Class I directors  for a term of office to expire at the annual meeting of stockholders in 2004 and until their  successors  have been duly elected and qualified.  The Class II and Class
III  directors  will  continue to serve for the  remainder  of their  respective terms,  with the Class II  directors  having a term that will expire at the 2002 annual meeting of  stockholders  and the Class III directors  having a term that will expire at the 2003 annual meeting of stockholders.

            The following  table lists our nominees as  directors.  There are no family  relationships  among the directors,  director nominees and our executive officers.

                 Nominee               Proposed Class             Age
                 -------               --------------             ---

               Pierre Alary               Class I                 44

               Serge Savard               Class I                 55

            PIERRE ALARY, CA - Mr. Alary has been a director of BioSyntech since
February  2000.  Since August  1998,  Mr.  Alary has been a Vice  President  for finance  and  information  technologies  at  Bombardier  Transport,  a designer,
manufacturer  and  distributor  of  rail  cars.  Prior  to  joining   Bombardier
Transport,  Mr. Alary was a Senior  Partner at Ernst & Young LLP from April 1988 to August 1998,  specializing in the biotechnology  industry. As Senior Partner,
Mr.  Alary was in charge of  providing  audit and  consulting  services to major
manufacturing  companies  and  high  technology  companies,   more  specifically
biotechnology  companies.  He has  also  participated  in a  number  of  special
financing   engagements  for  manufacturing   companies  in  respect  of  equity
financing.

            SERGE  SAVARD - Since  1993,  Mr.  Savard  has been a  partner  with
Thibault,  Messier,  Savard,  a real estate  investment firm. Prior to 1993, Mr.
Savard served in various  capacities  with the Montreal  Canadiens  Hockey Club, including as Vice President and General  Manager.  Mr. Savard is deeply involved
in  several   aspects  of  amateur   sports  and  is  associated   with  several
philanthropic organizations.

            Class I directors  must be elected by a plurality of the votes cast, in person or by proxy, at this year's annual meeting.

RECOMMENDATION

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                        ELECTION OF EACH OF ITS NOMINEES.

INFORMATION REGARDING OTHER DIRECTORS

            AMINE SELMANI PHD, 43 - CLASS III DIRECTOR - Dr.  Selmani has served as our Chairman of the -Board,  and President  since February 2000, as our Chief
Executive  Officer from  February  2000 to September  2000 and starting  January
2001, and Chairman of the Board,  President and Chief  Executive  Officer of Bio
Syntech Canada and its predecessor  corporation  since its inception in November
1997. Prior to founding the predecessor corporation of Bio Syntech Canada in May
1995,  Dr.  Selmani  had eight  years of  teaching  experience  at the  Chemical
Engineering  Department and Biomedical  Institute of Ecole  Polytechnique  as an
Associate Professor from 1992 to 1997 and as an Assistant Professor from 1989 to
1992. Dr. Selmani received his Bachelor of Science and Master of Science Degrees
in Physical  Chemistry in 1979 and 1981,  respectively,  from the  University of
Bordeaux,  France.  He also obtained his Doctoral and Post  Doctoral  Degrees in
Materials  Science  from  the  University  of  Montreal  in  1985  and  Dalhousy
University in 1988, respectively.

            DENIS N. BEAUDRY,  57 - CLASS III DIRECTOR - Mr.  Beaudry has been a director of BioSyntech  since  February 2000. Mr. Beaudry has been President and general manager of Polyvalor,  Montreal,  Quebec,  Canada, a limited partnership formed  by the  Ecole  Polytechnique  for the  purpose  of  commercializing  the intellectual property of the Ecole Polytechnique. His role consists of enhancing the  value of  research  results  for  commercial  use by means of  start-up  of high-tech companies in which Polyvalor holds a participation or interest.  Since
1984,  he has occupied  the position of director of the Centre de  Developpement
Technologique  of the Ecole  Polytechnique  whose sphere of activities  includes technology transfer,  licensing of technology and software,  joint creation with private  industry of laboratories  and research  centers,  strategic  alliances, research  partnerships,  industrial  chairs and the emergence of high technology enterprises.  Mr. Beaudry was President of the Quebec  Association of University
Research Directors in 1992, and is at present a member of the Board of Directors of Lumenon Innovative Lightwave Technologies,  Inc., the Centre des Technologies
Textiles,  the College Rosemont, the Corporation de Financement de l'Institut de
Cardiologie  de  Montreal,  the  Centre  de  Technologies  du Gaz  Naturel,  the
Corporation  Commerciale de Materiaux  Composites,  the Centre de  Developpement
Rapide de Produits et de Procedes, and the firms Sinlab Inc., Phytobiotech Inc.,
Polyplan Inc., Odotech Inc. and COESI Inc.

            JEAN-YVES BOURGEOIS, 33 - CLASS II DIRECTOR - Mr. Bourgeois has been a director of BioSyntech since February 2000. Since July1999,  Mr. Bourgeois has been a director and Senior Vice  President  in charge of  corporate  finance for eastern  Canada of  Canaccord,  a  securities  broker/dealer.  Prior to  joining
Canaccord,  Mr.  Bourgeois  served  as a Chief  Financial  Officer  for  Aeterna
Laboratories  from July 1998 to July  1999.  From  July 1997 to July  1998,  Mr.
Bourgeois  had  also  been  in  charge  of  small  capital  market  development, specializing in high technology and biotechnology industries, for TD Securities, a securities broker/dealer.  From 1993 to July 1997, Mr. Bourgeois was a partner at Gordon  Capital,  a securities  broker/dealer,  where he  specialized in high technology and biotechnology industries and became the head of corporate finance for eastern Canada in May 1996.

            PIERRE  RANGER MD, 45 - CLASS II  DIRECTOR  - Dr.  Ranger has been a director of BioSyntech  since February  2000.  Since 1991, Dr. Ranger has been a teaching professor in the orthopedic  residents program at the CMDP Sacred Heart
Hospital of Montreal.  Dr. Ranger  received his Doctoral of Medicine Degree from the University of Montreal in 1979 and Diploma of Sports Medicine in 1996.

            MARIE-CLAIRE-PILON,  46 - CLASS I  DIRECTOR  - Ms.  Pilon has been a director of BioSyntech since November 2000. From September to December 2000, Ms.
Pilon served as our Chief Executive Officer.  Ms Pilon is a pharmacist and holds an  Executive  Masters in Business  Administration  from the  University of New  Haven,  Connecticut.  From  1999 to August  2000,  Ms.  Pilon  served as business  development  consultant to private and publicly traded  companies.  In that role,  she assumed the  responsibilities  of  Executive  Vice  President of
Business Development for Nastech Pharmaceutical Company, Inc., a publicly traded nasal drug delivery company.  From 1996 to 1999, Ms. Pilon was Vice-President of
Biovail Corporation International, a full service pharmaceutical company engaged in the  formulation,  registration,  clinical  testing and  manufacture  of drug products utilizing advanced drug delivery  technologies.  From 1994 to 1995, Ms.
Pilon was Executive  Director for Business  Development for the Benefit Research
Group,  a  Quintiles  company  specializing  in Health  Economics  and  Outcomes
Research.   From  1981  to  1994,   Ms.  Pilon  held   positions  of  increasing
responsibilities within the industry. As described under the "Legal Proceedings"
section,  Marie-Claire  Pilon has commenced an action against BioSyntech and our
President,  Dr.  Selmani,  alleging  that  she was  wrongfully  dismissed  as an employee.  Ms. Pilon's term as a Class I director  terminates during this year's annual  meeting of  stockholders  and until her  successor  has been elected and qualified.  She is not a  director  nominee  in this  year's  annual  meeting of stockholders.

MEETINGS AND COMMITTEES

            Our board of directors  held two formal  meetings  during the fiscal year ended March 31, 2001 and,  from time to time,  our board of directors  also acted by unanimous  written  consent.  All the members of the board of directors attended both  meetings.  Our board has an audit  committee  and a  compensation committee.  We do not  have  a  standing  nominating  committee.  The  customary functions of such committee are performed by the entire board of directors.

            The  compensation  committee  administers  our employee stock option incentive  plan and makes  recommendations  concerning  salaries  and  incentive compensation for executive officers,  employees and consultants.  For the fiscal year ended  March 31,  2001,  the  compensation  committee  was  composed of Mr.
Bourgeois (Chairman), Mr. Alary and Dr. Ranger.

AUDIT COMMITTEE REPORT

            The audit committee reviews our financial  statements and accounting policies,  resolves  potential  conflicts of interest,  receives and reviews the recommendations  of the  our  independent  auditors  and  confers  with  the our independent  auditors with respect to the training and  supervision  of internal accounting personnel and the adequacy of internal accounting  controls.  For the fiscal year ended March 31, 2001,  the members of our audit  committee  were Mr.
Alary (Chairman), Mr. Beaudry and Mr. Bourgeois. The audit committee has adopted a written audit committee charter that is attached hereto as Appendix A.

            The audit  committee held four meetings during the fiscal year ended
March 31, 2001. All its members were present in all meetings. The members of the audit  committee  have reviewed and discussed our audited  financial  statements with our management and have discussed  matters  required to be discussed by SAS
61 (Codification of Statements on Auditing Standards, AU Section 380) with Ernst
& Young LLP, our independent  auditors for the fiscal year ended March 31, 2001.
The audit  committee  has received the written  disclosures  and the letter from
Ernst & Young LLP, as required by the  Independent  Standards Board Standard No.
1, and have recommended that the audited financial statements be included in our annual report for the fiscal year ended March 31, 2001.

BOARD OF DIRECTORS COMPENSATION

            We do not  currently  compensate  directors for their service on the board of directors.  Our directors are reimbursed for their expenses incurred in attending  meetings of the board of  directors.

Under the terms of our  employee  stock option  incentive  plan,  directors  are eligible for the grants of options.

            In August  2000,  options to  purchase  50,000  shares of our common stock at an  exercise  price of USD  $4.00  per  share  were  granted  under our employee stock option incentive plan to each of Messrs. Selmani, Beaudry, Alary,
Bourgeois and Ranger.

            The  board of  directors  will  determine  the  remuneration  of our directors during the current and subsequent fiscal years.

                                   MANAGEMENT

EXECUTIVE OFFICERS

            The following table contains certain information regarding our additional executive officers:

NAME                       POSITION WITH THE COMPANY, OCCUPATION FOR THE PAST                                                  AGE
                           FIVE YEARS AND CURRENT PUBLIC DIRECTORSHIPS
--------------------------------------------- --------------------------------------------------------------------------------------

Anthony Casola
                           CHIEF FINANCIAL OFFICER AND SECRETARY. Mr. Casola has been our Chief Financial Officer,             38
                           Chief Accounting Officer and Secretary since September 2000.  From August 1990 to June
                           2000, Mr. Casola worked for Naya Inc., a branded bottled water manufacturer, where he held various senior positions in the accounting and finance areas such as Vice President for
                           Corporate Development, Director of Finance, Controller and Accounting Manager.  Mr. Casola
                           obtained his Bachelor of Commerce degree from McGill University in June 1986.  He has also been designated as a Certified Management Accountant since January 1989.

Ajay Gupta                 CHIEF OPERATING OFFICER. Dr. Gupta has been employed by us since June 2000 as Director for          39
                           Business & Product Development.  In November 2000 Dr. Gupta was nominated as our Chief
                           Operations Officer.  From May 1999 to June 2000, Dr. Gupta worked for ITR Laboratories
                           Canada as Director, Analytical/ADME/Pharmacy, being responsible for the overall administration and scientific direction of the three departments. From January 1997 to May
                           1999, Dr. Gupta worked for Neurochem Inc. as Director of Chemistry.  He was responsible for the overall administration and scientific direction of the chemistry department involved in drug discovery and drug development in the areas of Alzheimer's, Type II
                           Diabetes, Epilepsy, Kidney failure and Congestive heart disease.  From January 1994 to
                           January 1997, Dr. Gupta worked for MDS Inc. formerly known as Phoenix International Life
                           Sciences Inc. as Manager, GMP Synthesis/Senior Research Chemist being responsible for the overall administration of GMP's synthesis department and evaluation of new technologies.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVES

            The following table sets forth all compensation awarded to our Chief
Executive Officer.  No other executive officers received annual  compensation in excess of USD $100,000 during the periods indicated.

SUMMARY COMPENSATION TABLE

                                             Annual Compensation          Long-Term
                                                   (CDN$)             Compensation (Awards):
                                                  -------             ----------------------
                                                                          Securities
   Name and Position       Fiscal Year        Salary        Bonus    Underlying Options (#)

Amine Selmani                 2001           $185,000        $0            50,000
President and Chief           2000           $120,000        $0               -
Executive Officer             1999           $120,000        $0           312,500

OPTION GRANTS

            Options to purchase  50,000 shares of our common stock at a price of
USD $4.00 were  granted to Dr.  Selmani in the fiscal year ended March 31, 2001.
Options  granted to Dr.  Selmani for fiscal year ended March 31, 2001  comprised
30.3% of all the options granted under our employee stock option  incentive plan for such period. We have never granted any stock appreciation rights.

AGGREGATED FISCAL YEAR-END OPTION EXERCISES AND OPTION VALUES

            Dr.  Selmani did not  exercise  any  options  during the fiscal year ended  March 31,  2001.  The  following  table  sets forth  certain  information regarding unexercised stock options held by Dr. Selmani as of March 31, 2001.

                                 Number of Securities Underlying      Value of Unexercised In-The-
                                     Unexercised Options at                Money Options at
                                       March 31, 2001(#)               March 31, 2001 (in USD)
               Name                 Exercisable/Unexercisable          Exercisable/Unexercisable
               ----                 -------------------------          -------------------------

Amine Selmani                         337,500/25,000                       $50,355/$3,730

The value of the unexercised  in-the-money options is based on the market value, as reported on the Over the Counter  Electronic  Bulletin  Board, of USD $0.6250
per share of common stock at March 31, 2001 and an exercise price of USD $0.4758
(CDN $0.75) per share.

OTHER COMPENSATION PLANS

            The Company has no pension plan or other  compensation plans for its executive officers or directors.

EMPLOYMENT AGREEMENTS

            AJAY GUPTA - We have entered into an indefinite employment agreement with Ajay  Gupta  dated as of  November  2000.  Mr.  Gupta  will  serve as Chief
Operating Officer with duties and  responsibilities  which are determined by our board of directors  from time to time.  Mr. Gupta shall be entitled to an annual base salary of $135,000 which shall be reviewed annually plus a bonus payment at the  discretion  of the  compensation  committee.  The board of  directors  also granted Mr. Gupta  options to purchase  75,000  shares of our common stock at an exercise price of U.S. $1.25 per share, vesting in three installments commencing
December   31,   2000.   Mr.   Gupta  is  subject  to  a   confidentiality   and
non-solicitation  agreement  during  the  term  of  his  employment  and  for an additional  three year period  following the termination of his employment.  Mr.
Gupta,  or his estate,  will be entitled to receive his full salary for a period of three months if he is terminated without cause, death or disability.  He will not be entitled to receive any salary if he is terminated for cause.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Exchange Act as amended, requires our directors and executive  officers,  and persons who beneficially own more than ten percent of the shares of our common  stock,  to file with the  Securities  and  Exchange
Commission  reports of  ownership  of shares of our common  stock and any of our other  equity  securities.  Our  officers,  directors  and more than ten percent stockholders are required by securities  regulation to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on review of the copies of such  reports  furnished  to us during the fiscal year ended March
31, 2001, all required Section 16(a) filings by beneficial  owners were complied with.

LEGAL PROCEEDINGS

            Marie-Claire  Pilon, our former Chief Executive Officer and a member of our Board of  Directors,  commenced an action on January 23, 2001 in Superior
Court,  Province of Quebec,  District of Montreal,  against  BioSyntech  and our
Chairman of the Board,  Dr. Amine  Selmani.  Ms. Pilon alleged that as our Chief
Executive  Officer,  she was wrongfully  dismissed as an employee and is seeking
$223,590 in compensation allegedly due, $20,000 for punitive damages and $15,000 for additional  damages.  BioSyntech and Dr. Selmani deny these  allegations and intend to vigorously defend this action.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            EXCHANGE AGREEMENTS

            As a result of the  Exchange  Agreements,  we became  the record and beneficial  owner of all of the issued  and  outstanding  shares of Bio  Syntech
Canada's common stock and the former Bio Syntech Ltd.  stockholders  were issued exchangeable  preferred stock. The exchangeable preferred stock are exchangeable on a  share-for-share  basis for an aggregate of 15,177,036 shares of our common stock, which were issued in accordance with the Exchange Agreements and are held in trust under the terms of an Exchange and Voting  Agreement,  by and among us,
Pierre  Barnard as the Trustee,  Bio Syntech Ltd. and  9083-5661.  The foregoing transactions are referred to collectively hereinafter as the "Transactions". Bio
Syntech  Ltd.  was founded in 1995 by Dr.  Amine  Selmani,  our  Chairman of the
Board,  President and the beneficial  holder of more than 5% of the  outstanding shares of common stock. Dr. Selmani has shared voting and dispositive power with respect to 7,640,000 exchangeable preferred stock owned by 9083-1496 Quebec Inc.
as a result of the  Transactions.  He may also be deemed the beneficial owner of
337,500  shares of our common  stock that would be held by him upon  exercise of options to purchase  50,000  shares of common stock  granted  under our employee stock  option  incentive  plan and  exchange  of

                                       10

shares of 312,000 exchangeable preferred stock issuable upon exercise of options granted to Dr.  Selmani under the employee  stock option  incentive  plan of Bio
Syntech Canada.  In addition,  Monique Jarry, the spouse of Dr. Selmani,  may be deemed to be the beneficial  owner of 1,085,000 shares of Common Stock by virtue of her ownership of exchangeable  preferred stock, which includes 200,000 shares of  exchangeable  preferred  stock  issuable  under the  employee  stock  option incentive plan of Bio Syntech Canada.

            Under  the  terms  of  the  Exchange  and  Voting  Agreement,   each
beneficial  holder of  exchangeable  preferred  stock has voting  rights in that number  of  shares  of  common  stock  held in  trust  equal  to the  number  of exchangeable  preferred  stock held.  Consequently,  the former Bio Syntech Ltd.
stockholders  held through the Trustee,  securities  with voting rights equal to approximately  55.7% (currently  approximately 52%) of the total voting power of the outstanding  shares of our common stock  immediately after the Transactions.
At such time as the holders of  exchangeable  preferred  stock may exchange such shares for shares of our  common  stock,  they will have the right to direct the disposition of such shares of common stock.  Under the terms of the Exchange and
Voting Agreement, the Trustee will abstain from voting any of the shares held in trust as to which he does not receive  voting  instructions  from the holders of exchangeable preferred stock.

            The sole  source of  consideration  for  issuance  to the former Bio
Syntech Ltd.  stockholders of the exchangeable  preferred stock was the exchange of the Bio  Syntech  Ltd.  shares  held by them.  At such time as the former Bio
Syntech Ltd.  stockholders may exchange their  exchangeable  preferred stock for shares of our common stock, the sole source of consideration for the transfer to them of shares of our common stock will be such exchangeable preferred stock.

            The Exchange  Agreements  were  structured to provide the former Bio
Syntech Ltd. stockholders with a capital gain deferral under applicable Canadian tax laws, rules and regulations.

            AGREEMENT WITH POLYVALOR

            In October 1997, our predecesor  company,  Bio Syntech Ltd., entered into a technology  assignment  agreement,  as amended in  September  1999 and as amended and restated March 15, 2000 (the "Assignment Agreement"), with Polyvalor
Limited  Partnership,  a Canadian  limited  partnership,  as  represented by its
General   Partner,   Polyvalor.   Polyvalor  is  an  entity   created  by  Ecole
Polytechnique  de Montreal (the  University of Montreal's  engineering  faculty,
"Ecole  Polytechnique")  for the purpose of  commercializing  the  technology in which Ecole Polytechnique has an interest.  Through the Assignment Agreement, we acquired from Polyvalor all rights related to certain  patents and know-how.  In consideration of said assignment,  we agreed to pay to Polyvalor a royalty of 5%
on all gross  sales of all  products  and  services  sold by us, up to a maximum cumulative  amount of $3,000,000.  In connection with the Assignment  Agreement, our subsidiary Bio Syntech Canada,  issued to Polyvalor  1,072,000 shares of its exchangeable  preferred  stock and granted  Polyvalor  the right to nominate one director  to our  board of  directors.  As a  result  of the  Transactions,  the exchangeable  preferred  stock are  exchangeable  on a share for share basis for shares of our common stock, and Polyvalor has the right to nominate one director to our board of directors.

                                       11

                                 PROPOSAL NO. 2

              APPROVAL OF INCREASE OF SHARES RESERVED FOR ISSUANCE
                 UNDER THE EMPLOYEE STOCK OPTION INCENTIVE PLAN

            Our board of directors  proposes  that the amendment to our employee stock option incentive plan to increase the authorized number of shares reserved for issuance  upon the exercise of options  granted or to be granted  under such plan from  2,500,000  shares to  3,900,000  shares of common  stock be approved.
Throughout  this section,  we will refer to our employee stock option  incentive plan as the "option plan".

            The option plan is administered by the compensation committee of the board of directors.  The compensation  committee may from time to time designate individuals  to whom  options to purchase  shares of common stock may be granted and the number of shares to be optioned to each.  The total  number of shares of common stock to be optioned to any one individual may not exceed 5% of the total of the issued and outstanding  shares of our common stock.  The option price per share  of  common  stock  that is the  subject  of any  option  is  fixed by the compensation committee when such option is granted and cannot involve a discount to the market price at the time the option is granted.  The period  during which an option is exercisable  may not exceed 10 years from the date of grant. In the event the we encounter  basic changes in our  organization  and  capitalization, including a reorganization,  merger or consolidation,  or the purchase of shares pursuant to a tender offer for shares of our common stock,  in the discretion of the  compensation  committee,  each  option  may  become  fully and  immediately exercisable.

            The option plan may be amended, suspended,  reinstated or terminated by the board of directors;  provided, however, that without approval of affected optionees, no amendment may be made that adversely affects the benefits accruing to optionees under the option plan.

            Options  granted  under  the  option  plan  are  not  assignable  or transferable,  except by will or the laws of intestate succession. Stock options granted  under  the  option  plan  may be  exercised  by the  optionee  (or  the optionee's legal  representative)  only while the optionee is employed by us, or within 90 days after termination of employment due to a permanent disability, or within one year after termination of employment due to retirement.  The executor or  administrator  of a deceased  optionee's  estate or the person or persons to whom the deceased  optionee's  rights  thereunder  have passed by will or by the laws of descent and distribution  will be entitled to exercise the option within one year after the decedent's  death.  Stock options  expire  immediately in the event an optionee is terminated with cause or resigns. All of the aforementioned exercise periods are subject to the further  limitation that an option will not, in any case, be exercisable beyond its stated expiration date.

            At last  year's  annual  meeting,  a  majority  of our  stockholders approved  the  option  plan.  The  option  plan  enables  us  to  remain  highly competitive  and  provide  sufficient  equity  incentives  to attract and retain highly-qualified and experienced employees.  The option plan allows our board of directors to grant options to (i) our  directors,  officers and other  full-time
salaried    employees    with    managerial,    professional    or   supervisory
responsibilities,  and (ii)  consultants  and  advisors  who render us bona fide services,  in each case,  if the  compensation  committee  determines  that such officer, employee,  consultant or advisor has the capacity to make a substantial contribution to our success.

            By  unanimous  written  consent  on June  15,  2001,  our  board  of directors  voted to  increase  the  authorized  number of shares  available  for issuance under the option plan from 2,500,000 to 3,900,000  shares of our common stock. The board of directors believes that approval of this amendment is in our best interest  because the  availability of an adequate  reserve of shares under the option plan is an important  factor in attracting,  motivating and retaining qualified officers and employees  essential to our success and in aligning their long-term interests with those of the stockholders.

                                       12

            The option plan currently only  authorizes the issuance of a maximum of 2,500,000  shares of common stock pursuant to the exercise of options granted thereunder.  As of June 19, 2001,  stock options to purchase  450,000  shares of common  stock are  outstanding  under the option  plan,  or 18% of the number of shares authorized to be issued under the option plan, at exercise prices ranging from $1.97 to $6.31 per share, vesting over a two-year or three-year periods. As of June 19, 2001, none of the options have been exercised.  Delays in increasing the authorized number of options that could be granted under the option plan may prevent  us  from  retaining  or  attracting  highly-qualified  and  experienced employees.  If the amendment is approved,  the option plan will be authorized to issue options for a maximum of 3,900,000  shares of our common stock,  less than
15% of the current outstanding shares of our common stock.

            During the fiscal  year ended  March 31, 2001 and through the record date for the annual  meeting,  options to purchase  shares of common  stock have been  granted  pursuant to the option plan to (i) the chief  executive  officer,
(ii) all current  executive  officers as a group (iii) all employees,  including all  current  officers  who are not  executive  officers,  as a group,  and (iv)
non-employee  directors  during the fiscal year ended March 31, 2001 and through the record date as follows:

                                                     NUMBER OF OPTIONS GRANTED
                                                     -------------------------

Dr. Amine Selmani,
      Chief Executive Officer                                50,000
      & President
Executive Group                                             125,000
Non-Executive Officer Employee Group                         25,000
Non-Executive Director Group                                200,000

            The  affirmative  vote of a majority of the votes cast by holders of our common stock is required to approve the increase.

REGISTRATION OF SHARES

            We filed a  registration  statement on Form S-8 under the Securities
Act of 1933, as amended,  with respect to the  2,500,000  shares of common stock issuable  pursuant  to the option  plan on April 3, 2001.  We plan to file a new registration  statement  under the  Securities  Act of 1933,  as  amended,  with respect to the additional  1,400,000 shares of common stock issuable pursuant to the option plan, if the proposed amendment to the option plan is approved.

RECOMMENDATION

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL
              OF THE INCREASE OF SHARES RESERVED FOR ISSUANCE UNDER
                    OUR EMPLOYEE STOCK OPTION INCENTIVE PLAN

                                       13

                                 PROPOSAL NO. 3

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

            The Board of Directors  appointed  Ernst & Young LLP to serve as our independent auditors for the fiscal year ending March 31, 2002. While we are not required to do so, our board of  directors is  submitting  to  stockholders  for ratification the appointment of Ernst & Young LLP as our independent auditors in order to ascertain the  stockholders'  views. If the  stockholders do not ratify the  appointment  of Ernst & Young LLP, our board of directors will consider the appointment of other independent auditors.

            Representatives  of Ernst & Young LLP are  expected to be present at the annual meeting and to be available to respond to appropriate questions. Such representatives  will have the opportunity to make a statement if they desire to do so.

AUDIT FEES

            Ernst & Young LLP billed us and our subsidiaries an aggregate of CDN
$100,000  for  the  following  professional   services:   audit  of  our  annual
consolidated  financial  statements  for the fiscal  year ended  March 31,  2001 included in our annual report on Form 10-KSB and review of our interim financial statements  included  in our  quarterly  reports on Form  10-QSB for the periods ended June 30, 2000, September 30, 2000 and December 31, 2000.

            Ernst & Young LLP billed us and our subsidiaries an aggregate of CDN
$67,250 for audit related  services  rendered during the fiscal year ended March
31, 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

            Ernst & Young LLP did not render any professional service related to financial information systems design and implementation  services for the fiscal year ended March 31, 2001.

ALL OTHER FEES

            Ernst & Young LLP billed us and our subsidiaries an aggregate of CDN
$20,250 for other services rendered during the fiscal year ended March 31, 2001.

            The audit committee has considered  whether the provision by Ernst &
Young LLP of the  services  covered  by the fees  other  than the audit  fees is compatible with maintaining  Ernst & Young LLP's  independence and believes that it is compatible.

            The  affirmative  vote of a majority of the votes cast by holders of our common stock is required to ratify the  appointment  of Ernst & Young LLP as our independent auditors for fiscal year ending March 31, 2002.

RECOMMENDATION

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                   THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR
           INDEPENDENT AUDITORS FOR FISCAL YEAR ENDING MARCH 31, 2002

                                       14

                             SOLICITATION STATEMENT

            We will bear all expenses in  connection  with the  solicitation  of proxies.  In addition to the use of the mails,  solicitations may be made by our
regular  employees,  by  telephone,   telegraph  or  personal  contact,  without
additional compensation. We will, upon their request, reimburse brokerage houses and persons  holding  shares of common  stock in the names of nominees for their reasonable expenses in sending solicited material to their principals.

                              STOCKHOLDER PROPOSALS

            Stockholder  proposals made in accordance  with Rule 14a-8 under the
Exchange Act and intended to be presented at our annual meeting of  stockholders in 2002 must be received by us at our principal office in Laval, Quebec,  Canada no later than  March 26,  2002 for  inclusion  in the proxy  statement  for that annual meeting.

            In  addition,  our bylaws  require that a  stockholder  give advance notice us of nominations for election to the our board of directors and of other matters that the  stockholder  wishes to present for action at an annual meeting of  stockholders  (other  than  matters  included  in  our  proxy  statement  in accordance with Rule 14a-8). Such stockholder's notice must be given in writing, include the  information  required by our bylaws,  and be delivered or mailed by first class United  States mail,  postage  prepaid,  to the our Secretary at our principal  offices.  We must  receive such notice not less than 45 days prior to the date next year that  corresponds  to the date when we first mailed our proxy materials for this year's annual meeting of stockholders.  While we have not yet set the date of our annual meeting of  stockholders  in 2002, if it were held on
July 12, 2002 (the date that corresponds to this year's annual meeting),  notice of a  director  nomination  or  stockholder  proposal  made  otherwise  than  in accordance with Rule 14a-8 would be required to be given to us no later than May
29, 2002.

                                  ANNUAL REPORT

            We have sent, or are concurrently  sending,  all of our stockholders of record as of June 19,  2001 a copy of our annual  report for the fiscal  year ended March 31, 2001.  Such annual report  contains our  certified  consolidated financial statements for the fiscal year ended March 31, 2001.

                                  OTHER MATTERS

            Our  board of  directors  knows of no other  business  that  will be presented  to the annual  meeting.  If any other  business is  properly  brought before the annual meeting, it is intended that proxies in the enclosed form will be voted with respect to any such matters in accordance with the judgment of the persons voting the proxies.

                                   By order of the board of directors,

                                   Anthony Casola
                                   Secretary

June 19, 2001

                                       15

Appendix A

                         CHARTER OF THE AUDIT COMMITTEE

                                       OF

                                BIOSYNTECH, INC.

                        The  Audit  Committee  of  the  Board  of  Directors  of
BioSyntech,  Inc. (the "Corporation) (the "Committee") shall assist the Board of
Directors  in  fulfilling  its  oversight  responsibilities  with respect to the financial reports and other financial information provided by the Corporation to the stockholders and to the general public, the Corporation's internal controls, and the  Corporation's  audit,  accounting  and  financial  reporting  processes generally.  The Committee shall serve as an independent and objective monitor of the performance of the Corporation's  financial  reporting process and system of internal  control;  review and appraise the audit  efforts of the  Corporation's independent  accountants;  and provide for open, ongoing communication among the independent  accountant,  financial  and  senior  management,  and the  Board of
Directors  concerning  the  Corporation's  financial  position and affairs.  The
Committee  will  report  its  actions  to  the  Board  of  Directors  with  such recommendations  as the Committee may deem  appropriate.  The Committee shall be governed in accordance  with the By-Laws of the  Corporation as well as have the following powers and duties:

                        1.  Structure and  Composition.  The Committee  shall be
composed of at least three independent  directors who are all capable of reading
,  understanding  and  analyzing  financial  statements,   or  who  will  become
financially  literate  within a  reasonable  time after being  appointed  to the
Committee.  At least one  member of the  Committee  shall  have past  employment experience in finance or accounting,  or any comparable experience or background which results in that  committee  member having  financial  sophistication.  The members of the Committee  shall elect the Chairman (the  "Chairman")  from among themselves.  The  independence  of a director  shall be determined in accordance with the rules and regulations of the securities  market where the Corporation's shares of Common Stock are traded. The duties and  responsibilities  of a member of the  Committee  are in addition to those  duties  generally  pertaining  to a member of the Board of Directors.

                        2. General Financial Oversight. The Committee shall meet
with the independent  accountants and the principal  accounting  officers of the
Corporation to ascertain that reasonable procedures and controls are followed to safeguard the  Corporation's  assets and that adequate  examinations are made to ensure the  reasonableness  of the results reported in the financial  statements for the fiscal year. Specifically, the Committee shall:

            o Review the financial  information  contained in the  Corporation's
            Quarterly  Report  on Form  10-QSB  prior  to its  filing  with  the
            Securities and Exchange  Commission (the "SEC"),  the  Corporation's
            earning  announcement  prior  to  release,  and the  results  of the independent  accountant's  review of Interim  Financial  Information pursuant to SAS 71. The Chairman may represent the Committee, either in person or by telephone  conference  call, for the purpose of this review.

            o Review with  management  and the  independent  accountants  at the completion of the annual audit and prior to filing the Corporation's annual report on Form 10-KSB (the "Annual Report") with the SEC, the accuracy and completeness of the following :

                        (i) the Corporation's  financial  statements included in
                        the Annual Report and related footnotes;

                        (ii) the independent accountant's audit of the financial
                        statements and their report;

                        (iii)   any   significant   changes   required   in  the
                        independent accountant's examination plan;

                        (iv)  any  serious   difficulties   or   disputes   with
                        management  encountered  during the course of the audit;
                        and

                        (v) other  matters  related to the  conduct of the audit
                        which  are to be  communicated  to the  Committee  under
                        generally   accepted   auditing   standards,   including
                        discussions  relating  to the  independent  accountants'
                        judgement about such matters as to the quality, not just
                        the  acceptability,   of  the  Corporation's  accounting
                        practices   and   other   items  set  forth  in  SAS  61
                        (Communications  with  Audit  Committees)  or other such
                        auditing  standards that may in time modify,  supplement
                        or replace SAS 61.

            o The Committee will have prepared and reviewed the Audit  Committee
            Report for  inclusion  in the  annual  stockholder's  meeting  proxy statement. The Committee must state whether it:

                        (i) has reviewed  and  discussed  the audited  financial
                        statements with management;

                        (ii) has discussed with the  independent  accountant the
                        matters  required to be  discussed  by SAS 61, as may be
                        modified, supplemented or replaced;

                        (iii) has  received  the  written  disclosures  from the
                        independent   accountants   required   by   Independence
                        Standards Board Standard No. 1 ("ISBS No. 1"), as may be
                        modified or  supplemented,  and has  discussed  with the
                        accountant their independence; and

                                      -2-

                        (iv) has recommended to the Board of Directors, based on
                        the review and  discussions  referred  to in above items
                        (i)  through  (iii),  that the  Corporation's  financial
                        statements be included in the Annual Report on Form 10-K
                        for the last fiscal year for filing with the SEC.

                        3. Selection of Independent  Accountants.  The Committee
shall  recommend  the firm of  independent  accountants  to be nominated for the ensuing year at the Board of Directors meeting when such action is taken.

            o Before  recommending  a  continuing  independent  accountant,  the
            Committee  shall ensure the receipt for the year of, and review with the independent  accountant,  a written  statement  required by ISBS
            No.1,  as  may  be  modified  or  supplemented,  and  discuss  their continued  independence  with the  accountant.  The  Committee  will recommend that the Board of Directors take appropriate action on any disclosed  relationships  that may  reasonably be brought to bear on the  independence  of the  accountants  and satisfy  itself that the
            Corporation has engaged  independent  accountants as required by the
            Securities Act of 1933,as amended.

            o Together with the Board of Directors,  the Committee  shall submit to the  stockholders  for  ratification  or  rejection at the annual meeting of stockholders the independent accountants selected.

                        4.  Controls,  Policies and  Procedures  Oversight.  The
members  of the  Committee  shall  meet from  time to time to review  accounting policies followed,  changes therein,  internal and accounting controls,  and any issues that may be raised by the independent  accountants.  At the discretion of the  Chairman,  the  principal  accounting  officers of the  Corporation  may be
invited  to  attend  the  meetings  of  the  Committee   with  the   independent
accountants.  The Committee may request the independent accountants to report on the adequacy of their  examination,  their views of the  Corporation's  internal
controls,   and  on  the  Corporation's   compliance  with  accepted  accounting
principles  adopted  by the  accounting  profession,  as well as the  effect  of unusual or extraordinary  transactions.  The Committee shall also be responsible for the following:

            o Obtain the approval of the full Board of Directors of this Charter and shall review and reassess this Charter as conditions dictate, at least on annual basis;

            o Periodically review the adequacy of the Corporation's  accounting, financial, and auditing personnel resources.

                        5.  Advice;  Legal  Representation.   The  Committee  is
authorized to confer with the  Corporation's  management and other  employees to whom it may deem necessary or  appropriate to fulfill its duties.  The Committee is authorized to conduct or authorize  investigations into any matter within the
Committee's scope of responsibilities.  The Committee also is authorized to seek outside legal or other advice to the extent it deems  necessary or  appropriate, provided  it shall  keep the Board of  Directors  advised  as to the  nature and extent of such outside advice.

                                      -3-

                              BIOSYNTECH, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                       2001 ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 12, 2001

            The  undersigned  hereby  appoints each of Amine Selmani and Anthony
Casola as the undersigned's proxy, with full power of substitution,  to vote all of the undersigned's shares of Common Stock in BioSyntech, Inc. (the "Company"), at the 2001 Annual Meeting of Stockholders of the Company to be held on July 12,
2001, at 2:00 p.m.  eastern  standard time, at the Hilton Laval,  2225 Autoroute des Laurentides,  Laval , Quebec, Canada, or at any adjournment,  on the matters described  in the  Notice  of 2001  Annual  Meeting  of  Stockholders  and Proxy
Statement  and upon such other  business as may properly come before such annual meeting or any  adjournments  thereof,  hereby  revoking any proxies  heretofore given.

PROPOSAL 1      The  election of Pierre Alary and Serge Savard to Class I of the
                Board of Directors for a term of three years:

                                             Withhold Authority
                For All                      To Vote For All
                Nominees  ___                Nominees  ___

                ---------------------------------------------------

                ---------------------------------------------------
                To  withhold  authority  to vote  for  any  individual
                nominee(s), print names above.

PROPOSAL 2      Approve  the  increase  in the  number  of shares  reserved  for issuance  under the Company's  Employee  Stock Option  Incentive
                Plan from 2,500,000 to 3,900,000 shares:

                FOR             / /           AGAINST / /          ABSTAIN / /

PROPOSAL 3      Ratify  the  appointment  of Ernst & Young LLP as the  Company's independent auditors for the fiscal year ending March 31, 2002:

                FOR             / /           AGAINST / /          ABSTAIN / /

DISCRETIONARY AUTHORITY:

            In their  discretion,  the Proxies are  authorized to vote upon such other business as may properly come before the annual meeting.

THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE  UNDERSIGNED  STOCKHOLDER.  IF NO DIRECTION  IS MADE,  THIS PROXY WILL BE
VOTED FOR PROPOSALS 2 AND 3 AND FOR EACH OF THE DIRECTOR NOMINEES.

                                        Dated: _______________________, 2001

                                        ----------------------------------
                                                   (Signature)

                                        ----------------------------------
                                                   (Signature)

                                       Please  sign  your  name  exactly  as  it
                                       appears  hereon.  When shares are held by
                                       joint  owners,  both  should  sign.  When
                                       signing    as     attorney,     executor,
                                       administrator,   trustee   or   guardian,
                                       please  give  full  title as  such.  If a
                                       corporation,    please   sign   in   full
                                       corporate  name  by  President  or  other
                                       authorized  officer.  If a partnership or
                                       limited liability company, please sign in
                                       full entity name by authorized person.

                                BIOSYNTECH, INC.

                       2001 ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 12, 2001

                          VOTING INSTRUCTIONS FORM FOR
                   HOLDERS OF EXCHANGEABLE PREFERRED STOCK OF
                             BIO SYNTECH CANADA INC.

        SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BIOSYNTECH, INC.

            The undersigned  hereby  instructs Pierre Barnard in his capacity as trustee of the shares of Common Stock of BioSyntech,  Inc. (the "Company") which were issued for the exchangeable preferred stock of the Bio Syntech Canada, Inc.
with full  power of  substitution,  to vote all of the  undersigned's  shares of exchangeable  preferred stock, at the 2001 Annual Meeting of Stockholders of the
Company to be held on July 12, 2001, at 2:00 p.m.  eastern standard time, at the
Hilton Laval, 2225 Autoroute des Laurentides,  Laval , Quebec, Canada, or at any
adjournment,  on the matters  described in the Notice of 2001 Annual  Meeting of
Stockholders  and Proxy  Statement and upon such other  business as may properly come before such annual meeting or any adjournments thereof, hereby revoking any proxies heretofore given.

PROPOSAL 1      The  election of Pierre Alary and Serge Savard to Class I of the
                Board of Directors for a term of three years:

                                            Withhold Authority
                For All                     To Vote For All
                Nominees  ___               Nominees  ___

                ---------------------------------------------------

                ---------------------------------------------------
                To  withhold  authority  to vote  for  any  individual
                nominee(s), print names above.

PROPOSAL 2      Approve  the  increase  in the  number  of shares  reserved  for issuance  under the Company's  Employee  Stock Option  Incentive
                Plan from 2,500,000 to 3,900,000 shares:

                FOR             / /           AGAINST / /          ABSTAIN / /

PROPOSAL 3      Ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 2002:

                FOR             / /           AGAINST / /          ABSTAIN / /

DISCRETIONARY AUTHORITY:

            In their  discretion,  the Proxies are  authorized to vote upon such other business as may properly come before the annual meeting.

THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE  UNDERSIGNED  STOCKHOLDER.  IF NO DIRECTION  IS MADE,  THIS PROXY WILL BE
VOTED FOR EACH OF PROPOSALS 2 AND 3 AND FOR EACH OF THE DIRECTOR NOMINEES.

                                       ----------------------------------
                                       Number of exchangeable preferred
                                       stock held

                                       Dated: _______________________, 2001

                                       ----------------------------------
                                       (Signature)

                                       ----------------------------------
                                       (Signature)

                                       Please  sign  your  name  exactly  as  it
                                       appears  hereon.  When shares are held by
                                       joint  owners,  both  should  sign.  When
                                       signing    as     attorney,     executor,
                                       administrator,   trustee   or   guardian,
                                       please  give  full  title as  such.  If a
                                       corporation,    please   sign   in   full
                                       corporate  name  by  President  or  other
                                       authorized  officer.  If a partnership or
                                       limited liability company, please sign in
                                       full entity name by authorized person.